PRIME MEDICAL

Nasdaq:PMSI

UBS Global Healthcare Services Conference Presentation

February 2, 2004

PRIME MEDICAL

This presentation contains forward-looking statements, including those regarding Prime Medical Services, Inc., its subsidiaries and the services it provides. Investors are cautioned that all such statements involve risks and uncertainties. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Prime Medical Services, Inc. undertakes no obligation to publicly revise these forward-looking statements.

A copy of this presentation is available on our website at www.primemedical.com

Company Background

PRIME MEDICAL

- Founded and went Public in 1989
- New Management Team Established in 2000/2001
- Leadership Position in Two Markets
  - Healthcare Services to the Urology Community
  - Design/Manufacture of Specialty Vehicles
- Fragmented Industries Create Consolidation Opportunities
  - Pending Accretive Acquisition will Broaden Urology Platform

Company Overview

PRIME MEDICAL

Market Leader in...

Lithotripsy Services



Extracorporeal Shockwave Therapy for the Treatment of Kidney Stones

- Perform 32,000 treatments/year
  - 15% of total annual U.S. procedures
- 41 physician partnerships
  - 1,200 limited partners in 34 states
- Operate 67 lithotripters

Specialty Vehicle Manufacturing



Design, Engineer & Construct Mobile Medical, Communications & Homeland Security Vehicles

- 2003: delivered 385 units
- Major customers include GE, Siemens, FEMA, State & Local Governments, Law Enforcement, NBC

Lithotripsy Market

PRIME MEDICAL

- Nearly 10% of U.S. Population Experiences Kidney Stones
- Cost Effective, Non-invasive Treatment
  - Average Treatment Costs $2,200 vs. $7,000+
- US Market Estimated at $400 - $450 MM
  - 225,000 – 250,000 U.S. Cases Annually
- Physician Driven Therapy
  - Partnership Model Provides Patient Access
- No Therapeutic or Technological Threat to Litho

Re-Engineering Partnerships for Stability

PRIME MEDICAL

- Stark Law
  - No Impediment to Physician Ownership
- Retail to Wholesale Conversion
  - Stable Pricing
  - Predictable Cash Flow
- Equity Shift
  - Rebalancing Partnership Equity
  - Improve Competitive Position
- Active Practice of Medicine
  - Maintains Partnership Vitality
  - Efficient Physician Access/Egress to the Partnership

A Return to Growth

PRIME MEDICAL

- Broaden Urology Platform
  - Prostate Disease Therapies
  - Anatomical Pathology Network
  - Surgery Center Development
- Explore Vertical Sales Opportunities
  - Wrap-around the Device
  - Control Installed Base
  - Other Urological Devices and Products
- Facilitate Marketplace Consolidation
- Increase Payor Base
- Expand to Related Specialties

Merger Agreement with Medstone

PRIME MEDICAL

- Established Manufacturer & Litho Service Provider
  - Installed Base Exceeds 300 Systems Worldwide
  - Approximately 1,100 Physician Users
  - Pending New Line of Innovative Products
- Multiple Revenue Streams
  - Royalties from Installed Base
  - Consumables
  - Fee-for-service
  - Partnerships
  - Equipment Sales
  - Repair/Maintenance

Medstone's UroPro Vista



Merger Agreement with Medstone

PRIME MEDICAL

- Unique Strategic Benefits
  - Enables Vertical Participation
  - Installed Base Leverage
  - Significant Physician Access
  - Adds Devices to the Platform
- Product Line Potential
  - Filling the Channel
  - Low Cost-to-Market Opportunity
- Facilitate Strategic Alliances
  - Service Providers
  - Distribution for the OEMs

Merger Agreement with Medstone

PRIME MEDICAL

- Shareholder Vote Underway
- Pending February 20, 2004 Close
- Purchase Metrics
  - $5.00 per Share
  - 1.6 x TTM EBITDA (net cash/post-synergy)
- Accretive!
  - $2.0 million TTM EBITDA
  - $4.0 million Cost Savings Target
- Balance Sheet Benefits
  - $4.29 per Share Net Working Capital
  - No Debt

Manufacturing Overview

PRIME MEDICAL

Global Leader in the Design, Engineering and Construction of Specialty Vehicles

- Mobilized Technologies Include:
  - Diagnostic Imaging Equipment
  - Therapeutic Medical Devices
  - Broadcast Technology
  - Communication Platforms







Manufacturing

PRIME MEDICAL


AK SPECIALTY VEHICLES
GE CT HiSpeed DX/M

High Speed CT



Self-Propelled Mammography


HARLEY-DAVIDSON
TRAVELING MUSEUM

Mobile Display & Specialty


NEXTEL

Mobile Display & Specialty (NASCAR)

Manufacturing


News 8

ENG/SNV Combo Van


TV

TV Production Trailers


ACTION
NEWS

SNG Truck

Manufacturing

PRIME MEDICAL


TAMPA POLICE
DEPARTMENT

Mobile Command Centers



Disaster Recovery Management



Mobile Command Centers



Military Mobile Command Centers

Manufacturing



Ordinance Trailer



Double Expandable Trailer



Mobile Operations Center



Control Shelter & Generator

Manufacturing Platform

PRIME MEDICAL

($ in millions)	1999	2000	2001	2002	Est. 2003	Forecast 2004
Revenues	$17.5	$22.1	$51.6	$88.8	$99.0	$110.0
EBITDA	3.6	3.8	6.1	14.0	11.0	14.5

Milestones:

2001: Acquired Calumet Coach (Mobile Medical)

Acquired BAF/Mobile Tech (Communications)

2002: Acquired Frontline Communications (Broadcast)

Acquired SMIT Mobile (European Market)

2003: Acquired Aluminum Body Corp. (Homeland Security)

Acquired Winemiller Communications (Broadcast)

Manufacturing Growth / Future

PRIME MEDICAL

- Debt-free Segment
- Optimize Acquired Assets
  - Integrate vs. Acquire
- Enhance Cash Flow
  - Maintain the Exceptional ROI
- Positioned to Increase Market Share
  - Mobile Medical (USA & Europe)
  - Broadcast & Communication
  - Homeland Security

Revenue Mix *(in millions)*

PRIME MEDICAL

2002



$10.8
$70.3
$88.8
Lithotripsy
Manufacturing
Refractive and Other

Total revenue: $169.9

2003 Estimated



$0.8
$60.4
$99.0
Lithotripsy
Manufacturing
Other

Total revenue: $160.0

2004 Forecast



$1.0
$63.0
$110.0
Lithotripsy
Manufacturing
Other

Total revenue: $174.0

2004 Forecast w/ Medstone



$1.0
$77.0
$110.0
Lithotripsy
Manufacturing
Other

Total revenue: $188.0

Financial Forecast

PRIME MEDICAL

($ in thousands)	2003 Est. [(a)]	2004 Forecast	2004 Forecast w/Medstone[(b)]
Summary of Results from Operations			
Revenues	$ 160,000	$ 174,000	$ 188,000
EBITDA	$ 44,000	$ 51,000	$ 55,500
Adjusted EBITDA	$ 27,000	$ 28,000	$ 32,000
Net Income	$ 7,300	$ 7,800	$ 9,300
EPS	$ 0.40/0.41	$ 0.45	$ 0.46
Number of Shares	17,800	17,400	21,200
Segment Information			
Revenues:			
Lithotripsy	$ 60,400	$ 63,000	$ 77,000
Manufacturing	$ 99,000	$ 110,000	$ 110,000
Adjusted EBITDA:			
Lithotripsy	$ 18,000	$ 17,000	$ 20,500
Manufacturing	$ 11,000	$ 14,500	$ 14,500

(a) Excludes Refractive Operations, impairment and non-recurring costs
(b) Includes only partial year of Medstone operations and benefits

Balance Sheet Highlights

PRIME MEDICAL

($ in millions)	12/31/2002	12/31/2003 Est.	12/31/2004 Forecast (1)
Total Current Assets	$67.3	$65.7	$72.0
Total Assets	264.0	277.4	280.8
Total Current Liabilities	31.1	34.1	33.9
Long Term Debt	118.3	111.7	105.6
Stockholder's Equity	98.6	106.6	113.5
Total Liabilities and Stockholder's Equity	$264.0	$277.4	$280.7
Net Working Capital	$36.2	$31.6	$38.1
Net Debt	$98.9	$104.3	$89.7
Days Sales Outstanding	34	36	33

(1) Does not reflect Medstone merger.

Highlights

PRIME MEDICAL

- Market Prominence in Two Segments
- Diversified Revenue Supports Sustainable Growth
  - Manufacturing EBITDA Expected to Grow by 32% in 2004
  - Urology EBITDA Expected to Increase by 14% in 2004
- Urology Platform Positioned for Expansion
  - Pending Strategic and Accretive Acquisition of Medstone
- Corporate Debt Burden Decreasing
  - Medstone Projected to Yield $6.0+ million EBITDA
  - Manufacturing Growth without Debt

Reconciliation of EBITDA and Adjusted EBITDA

PRIME MEDICAL

($ in thousands)	2004 Forecast	2003 est.	2002
Net Income (loss) as Reported	$ 7,800	$ 7,300	$ 770
Add Back (Deduct):			
Provision (Benefit) for Income Taxes	4,900	2,700	25
Interest Expense, Including Loan Fees	9,200	9,000	10,766
Depreciation & Amortization	6,400	7,000	6,671
Impairments and Other Costs	-	(250)	17,740
RVC Operations	-	-	(2,086)
Compensation Charge for Employee Puts and Stockbuys	-	950	-
Adjusted EBITDA	**$ 28,300**	**$ 26,400**	**$ 33,886**
Add Back:			
Minority Interest Expense	22,700	17,600	21,735
Minotiry Interest Benefit (Expense)- RVC	-	-	(162)
EBITDA	**$ 51,000**	**$ 44,000**	**$ 55,459**